                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 2nd of July, 2001, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the Company), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a Separate Account), Alliance Global Investor Services, Inc., a Delaware Corporation (hereinafter AGIS), and ALLIANCE FUND DISTRIBUTORS, INC., a Delaware corporation (hereinafter the Underwriter).

WITNESSETH:

WHEREAS, Alliance Capital Management L.P. (hereinafter the Adviser) is the manager of each separate portfolio of securities and other assets set forth on Schedule A hereto (hereinafter each a Portfolio) of the single series and multiple series investment companies set forth on Schedule A hereto (hereinafter each a "Fund"); and

WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the 1940 Act) and its shares are registered under the Securities Act of 1933, as amended (hereinafter the 1933 Act); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the Contracts) in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the Code); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (hereinafter the Advisers Act), and any applicable state securities laws; and

WHEREAS, AGIS is the transfer agent of each Fund and is registered as a transfer agent with the Securities and Exchange Commission (hereinafter "SEC") under the Securities Exchange Act of 1934 (hereinafter "the 1934 Act"); and

WHEREAS, the Underwriter is the principal underwriter for each Fund and is registered as a broker-dealer with the SEC under the 1934 Act, and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter NASD); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each corresponding Separate Account to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, AGIS and the Underwriter agree as follows:

ARTICLE I. Purchase and Redemption of Portfolio Shares.

1.1 The Underwriter agrees to sell to the Company shares of each Portfolio at the respective net asset value of the Portfolio next computed after receipt of a purchase order by the Portfolio or its designee, in accordance with the then current prospectus of the Portfolio. For purposes of this section 1.1, the Company shall be the designee of the Portfolio for the limited purpose of receiving and accepting purchase orders resulting from investments in, and payments under, the Contracts. Receipt by such designee shall constitute receipt by the Portfolio, provided that (i) such orders are received by the Company in good order by the time the net asset value of the Portfolio is calculated in accordance with its prospectus (hereinafter "the NAV Calculation Time"); and
(ii) the Company transmits any such order via the National Securities Clearing Corporation (hereinafter NSCC) by 6:00 a.m. Eastern Time (Cycle 6) on the next following business day. The Company agrees to timely transmit to the Portfolio each purchase order for Portfolio shares received by the Company by the NAV Calculation Time via NSCC by 6:00 a.m. Eastern Time (Cycle 6). The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement (DCC&S) platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERVE System. Payment shall be in federal funds transmitted by wire to the NSCC from the Company's Settling Bank as designated by the Company. Business Day shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. Networking shall mean the NSCC's product that allows Fund's and Companies to exchange account level information electronically. Settling Bank shall mean the entity appointed by the Company to perform such settlement services on behalf of the Company and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is for any reason unable to submit purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform, the following shall apply to this Section;

The Underwriter agrees to sell the Company shares of each Portfolio at the respective net asset value of the Portfolio next computed after receipt of a purchase order by the Portfolio or its designee, in accordance with the then current prospectus of the Portfolio. For purposes of this section 1.1, the Company shall be the designee of the Portfolio for the limited purpose of receiving and accepting purchase orders resulting from investments in, and payments under, the Contracts. Receipt by such designee shall constitute receipt by the Portfolio, provided that (i) such orders are received by the Company in good order by the NAV Calculation Time; and (ii) the Company transmits any such order by [10:00] a.m. Eastern Time on the next following business day. The Company agrees to timely transmit to the Portfolio by 10:00 a.m. Eastern Time each purchase order for Portfolio shares received by the Company by the NAV Calculation Time. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. Business Day shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 The Underwriter agrees to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors or its Officers, as applicable, of the Fund (hereinafter the Trustees/Directors/Officers) may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors/Officers, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 AGIS agrees to execute redemptions for cash, upon the Company's request, of any full or fractional shares of the Fund held by the Company on behalf of a Separate Account at the respective net asset values of the Portfolio next computed after receipt of a redemption order by the Portfolio or its designee, in accordance with the then current prospectus of the Portfolio. For purposes of this section 1.3, the Company shall be the designee of the Portfolio for the limited purpose of receiving and accepting redemption orders resulting from investments in, and payments under, the Contracts. Receipt by such designee shall constitute receipt by the Portfolio, provided that (i) such orders are received by the Company in good order by the NAV Calculation Time; and (ii) the Company transmits any such order to the NSCC by 6:00 a.m. Eastern Time on the next following business day. The Company agrees to timely transmit to the Portfolio each redemption order for Portfolio shares received by the Company by the NAV Calculation Time via NSCC by 6:00 a.m. Eastern Time. The Fund will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERVE System. Payment shall be in federal funds transmitted by the NSCC to the Company's Settling Bank as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 10:00 a.m. Eastern Time on such Business Day.

If the Company is for any reason unable to submit redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

AGIS agrees to execute redemptions for cash, upon the Company's request, of any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, at the respective net asset values of the Portfolio next computed after receipt of a redemption order by the Portfolio or its designee, in accordance with the then current prospectus of the Portfolio. For purposes of this section 1.1, the Company shall be the designee of the Portfolio for the limited purpose of receiving and accepting redemption orders resulting from investments in, and payments under, the Contracts. Receipt by such designee shall constitute receipt by the Portfolio, provided that (i) such orders are received by the Company in good order by the NAV Calculation Time; and (ii) the Company transmits any such order by 6:00 a.m. Eastern Time (Cycle 6) on the next following Business Day. The Company agrees to timely transmit to the Portfolio by 10:00 a.m. Eastern Time each redemption order for Portfolio shares received by the Company by the NAV Calculation Time. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day AGIS receives notice of the redemption order from the Company provided that AGIS receives notice by 10:00 a.m. Eastern Time on such Business Day.

1.4 The Company agrees to purchase and redeem the shares of the Portfolios named in SCHEDULE A offered by the then current prospectus of the Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place separate orders to purchase or redeem shares of each Portfolio.

1.6 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded by AGIS in the name of the appropriate Separate Account or, if agreed to by the parties, the appropriate subaccount of each Separate Account.

1.7 AGIS shall furnish on the same Business Day notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. AGIS shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

1.8 AGIS shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:30 p.m. Eastern Time on such Business Day.

1.9 If the Underwriter provides incorrect share net asset value per share, dividend or capital gain information and such errors are not corrected by 4 p.m. Eastern Time the next Business Day (by providing the incorrect and the correct NAV for each day that the error occurred), the Underwriter and/or Fund shall be liable for the systems and out of pocket costs equal to (i) $1,000 per day per affected Fund or Series for each day that incorrect information provided by the AGIS is not corrected by the AGIS, if such period does not include a month-end or a fiscal quarter-end or (ii) $1,500 per day per affected Fund or Series for each day that such incorrect information provided by the AGIS is not corrected by AGIS, if such period does include a month-end or a fiscal quarter-end. AGIS shall make all corrections to all Contract owner, participant, or beneficiary accounts with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share, dividend or capital gain information so that each owner, participant or beneficiary under a Contract is made whole. Any error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery.

1.10 If the Company provides incorrect processing information through no fault of the Fund, the Underwriter or the Adviser, the Company shall be liable to the Fund and AGIS for their actual out-of-pocket costs incurred and any necessary adjustment with respect to the Fund shares purchased or redeemed to reflect the correct information. Any error in the information provided by the Company shall be reported to the Fund, the Underwriter and the Adviser promptly upon discovery.

1.11 The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the shares of any Portfolio may be sold to other persons, including individuals, institutions and separate accounts of other insurance companies. The cash value of Contracts may be invested in investment companies other than the Funds.

ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will at all times make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is and will be an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut, that such Separate Accounts are, and will continue to be legally and validly established, and that it has registered and, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless excluded or exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Underwriter represents and warrants that (i) Fund shares sold pursuant to this Agreement are and shall continue to be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are publicly sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Underwriter represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Underwriter represents that each Fund's Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, has adopted a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Underwriter represents and warrants on behalf of each Fund that the Fund will make every effort to ensure that the investment policies, fees and expenses of the Portfolios are and shall at all times remain in material compliance with the material applicable securities laws of the State of Connecticut and any other state that the Company informs the Fund is applicable to the extent required to perform this Agreement. The Underwriter represents and warrants that it will make every effort to ensure that Portfolios' shares will be sold in material compliance with the securities laws of the State of Connecticut and any other applicable state to the extent required to perform this Agreement. The Company and the Fund will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Portfolios (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either Party. In the event of a Law Change, the Fund shall, except in those circumstances where the Fund has advised the Company that its Board of Directors/Trustees has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's stockholders, take any action required by the Law Change.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Underwriter represents that the Fund is lawfully organized and validly existing under the laws of the State of Maryland or the Commonwealth of Massachusetts, as applicable, and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Underwriter represents and warrants the Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of a Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

2.11 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Underwriter shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide camera-ready film, computer diskettes, email transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a). The Underwriter shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b). The Underwriter shall cause the Fund to pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

    A.  solicit voting instructions from Contract owners;

    B. vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

    C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. The Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described, at least five calendar days prior to its use. The Underwriter reserves the right, on behalf of each Fund, to reasonably object to any such literature or material within two Business Days of receipt of such literature or material and no such literature or material shall be used if the Underwriter so objects, provided that if the Underwriter objects after the deadlines described above, the Underwriter shall be responsible for all related costs in reprinting and distributing any such materials, as well as any other related costs. However, if the Underwriter fails to object in writing within two Business Days after receipt, the Underwriter will be deemed not to have objected. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3 The Underwriter shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within two Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Underwriter will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund, AGIS, the Underwriter or the Adviser and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of those respective entities. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund and the Underwriter. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 AGIS and the Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Fund and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund and Underwriter shall cease all use of any such names or marks.

ARTICLE V. Fees

5.1 AGIS and the Underwriter shall pay the fees provided for in the attached SCHEDULE B.

ARTICLE VI. Indemnification

6.1  Indemnification By The Company

    (a) The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which any of the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by the Company or persons under its control; or

         (iv) arise as a result of any material failure by the Company to provide the services or furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.3 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.3 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Underwriter

       (a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the

          Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations [by the Underwriter] (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or
              (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

         (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services or furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3 Indemnification By AGIS

       (a) AGIS agrees, with respect to each for Fund for which it serves as transfer agent, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 6.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of AGIS) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the obligations of AGIS under this Agreement:

         (i) arise out of or as a result of (a) statements or representations AGIS (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by AGIS or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty AGIS or persons under the control of AGIS with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (ii) arise out of any untrue statement or alleged untrue statement of a material fact by AGIS or contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated-therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by AGIS or persons under the control of AGIS; or

         (iii) arise as a result of any material failure by the Fund or AGIS to provide the services or furnish the materials under the terms of this Agreement; or

         (iv) arise out of or result from any material breach of any representation and/or warranty made by AGIS in this Agreement or arise out of or result from any other material breach of this Agreement by AGIS; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify AGIS of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4  Indemnification Procedure

       (a) Any person obligated to provide indemnification under this Article VI ("Indemnifying Party" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("Indemnified Party" for the purpose of this Section 6.) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

              (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

              (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

       (a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

       (b) at the option of the Fund, the Underwriter or AGIS upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Underwriter or AGIS are reasonably likely to have a material adverse effect on the Company's ability to perform its material obligations under this Agreement; or

       (c) at the option of the Company upon institution of formal proceedings against the Fund, the Underwriter or AGIS by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's, the Fund's or AGIS' ability to perform its material obligations under this Agreement; or

       (d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

       (e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach shall not cure such breach within 30 days of receipt of such notice of breach; or

       (f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or AGIS has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

       (g) at the option of the Fund, the Underwriter or AGIS if the Fund, the Underwriter or the Adviser respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund the Underwriter or AGIS.

8.2  Notice Requirement

       (a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
            Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

    (b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

    (a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph
         (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body.

    (b) Fund and/or Underwriter shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products Division

     with a copy to:

            General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

     If to the Underwriter:

            Alliance Fund Distributors, Inc.
            1345 Avenue of the Americas
            32nd Floor
            New York, NY 10105
            Attn: Edmund P. Bergan, Jr. Esq.

     If to AGIS:

            Alliance Global Investor Services, Inc.
            500 Plaza Drive
            Secaucus, NJ 07094
            Attn: Strategic Alliance Dept.

ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors [ILLEGIBLE] rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY            ALLIANCE FUND DISTRIBUTORS, INC.

By         /s/ David Levenson              By         /s/ Edmund P. Bergan, Jr.
           ------------------------------             ------------------------------
Name:      David Levenson                  Name:      Edmund P. Bergan, Jr.
Title:     Senior Vice President           Title:     Senior Vice President and
                                                      General Counsel

ALLIANCE GLOBAL INVESTOR SERVICES, INC.

By         /s/ Edmund P. Bergan, Jr.
           ------------------------------
Name:      Edmund P. Bergan, Jr.
Title:     Senior Vice President and
           General Counsel

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

                                   PORTFOLIOS

Class A shares of:

Alliance Growth & Income
Alliance Balanced Shares
Alliance Premier Growth
Alliance Worldwd Priv
Alliance Bond Corp Bond

Any other Portfolio agreed to by the parties.

                                   SCHEDULE B

In consideration of the services provided by the Company, AGIS or the Underwriter agrees to pay the Company or its Broker-Dealer affiliate if appropriate, an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                                               REVENUE
               PORTFOLIO                       SHARING          12B-1 FEES
------------------------------------------------------------------------------
Alliance Growth & Income                        (0.20)%            (0.25)%
Alliance Balanced Shares                        (0.20)%            (0.25)%
Alliance Premier Growth                         (0.20)%            (0.25)%
Alliance Worldwd Priv                           (0.20)%            (0.25)%
Alliance Bond Corp Bond                         (0.20)%            (0.25)%

00250.259 #256121

             FIRST AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

                                    Between

                    ALLIANCE GLOBAL INVESTOR SERVICES, INC.

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of May, 2002 between HARTFORD LIFE INSURANCE COMPANY ("Company"), and ALLIANCE GLOBAL INVESTOR SERVICES, INC., ("AGIS") a Delaware Corporation, and ALLIANCE FUND DISTRIBUTORS, INC., (the "Underwriter") a Delaware corporation.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds,

NOW, THEREFORE, the parties agree as follows:

1.   Schedules A and B shall be replaced by the attached Schedule A and Schedule
     B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        ALLIANCE GLOBAL INVESTOR SERVICES, INC.

By:       /s/ David Levenson           By:       /s/ Edmund P. Bergan, Jr.
          ---------------------------            ---------------------------
Name:     David Levenson               Name:     Edmund P. Bergan, Jr.
Title:    Senior Vice President        Title:    Senior Vice President and
                                                 General Counsel
Date:     5-8-02                       Date:

                                       ALLIANCE FUND DISTRIBUTORS, INC.

                                       By:       /s/ Edmund P. Bergan, Jr.
                                                 ---------------------------
                                       Name:     Edmund P. Bergan, Jr.
                                       Title:    Senior Vice President and
                                                 General Counsel
                                       Date:

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

Class A shares of:

Alliance Growth & Income Fund
Alliance Balanced Shares
Alliance Premier Growth Fund
Alliance Worldwide Privatization Fund
Alliance Bond Fund Corporate Bond Portfolio
Alliance Quasar Fund
Alliance Technology Fund

Any other Portfolio agreed to by the parties.

                                   SCHEDULE B

In consideration of the services provided by the Company, AGIS or the Underwriter agrees to pay the Company or its broker-dealer affiliate, if appropriate, an amount equal to the following basis points per annum on the total average aggregate amount invested by the Company's Separate Accounts in each portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                            PORTFOLIO                                     SERVICE FEES                  12B-1 FEES
---------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income Fund
Alliance Balanced Shares
Alliance Premier Growth Fund                                       25 basis points (0.25)%     25 basis points (0.25)%
Alliance Worldwide Privatization Fund
Alliance Bond Fund Corporate Bond Portfolio
Alliance Quasar Fund
Alliance Technology Fund

            SECOND AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

                                    Between

                    ALLIANCE GLOBAL INVESTOR SERVICES, INC.,
          ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of October, 2004 between HARTFORD LIFE INSURANCE COMPANY ("Company"), and ALLIANCE GLOBAL INVESTOR SERVICES, INC., ("AGIS") an open-end diversified management investment company organized under the laws of Delaware, and ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC., (formerly known as Alliance Fund Distributors, Inc., (the "Underwriter")) a Delaware corporation.

WHEREAS, the parties have entered into a Retail Fund Participation Agreement dated as of July 2, 2001, (the "Agreement"), pursuant to which the Company performs administrative services on behalf of certain mutual fund shares registered under the Investment Company Act of 1940 (the "Funds") that are investment options for certain group variable annuity contracts and group funding arrangements issued by the Company in connection with qualified employee benefit plans (the "Plans"); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds, and to make other changes.

NOW, THEREFORE, the parties agree as follows:

1.   Schedules A and B shall be replaced by the attached Schedule A and Schedule
     B.

2. Article I is amended by adding the following new Section 1.12 after Section 1.11:

     1.12 The Company hereby represents and warrants that it has adopted and implemented internal controls reasonably designed to prevent orders for the purchase or redemption of Fund Shares ("Orders") received after the NAV Calculation Time on any Business Day from being submitted to AGIS as or with Orders received prior to the NAV Calculation Time on such Business Day.

3. Article X is amended by adding the following new Section 10.9 after Section 10.8:

     10.9 MARKET TIMING. The Company agrees that all purchases and redemptions will be subject to the limitations and restrictions in the applicable fund prospectus. In the event that it should come to the Company's attention that any Plan or any Participant in a Plan is engaging in a pattern of purchases, redemptions and/or exchanges of shares of a Fund that may evidence "market timing," as defined by the applicable fund prospectus, the Company shall notify AGIS of such pattern. The Company agrees to cooperate fully with AGIS for the purpose of deterring "market timing," and will upon request furnish to AGIS such information as AGIS may consider necessary or desirable to review the possible existence and extent of "market timing" by any Plan or Participant. The Company agrees that it will work with contract owners to deter and/or terminate any pattern of trading that AGIS considers to be "market timing".

4. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY        ALLIANCEBERNSTEIN INVESTMENT RESEARCH &
                                       MANAGEMENT, INC.

By:       /s/ J Davey                  By:       /s/ Mark R. Manley
          ---------------------------            ---------------------------
Name:     J Davey                      Name:     Mark R. Manley
Title:    Vice President               Title:    Secretary
Date:     10-4-04                      Date:     10/4/04

ALLIANCE GLOBAL INVESTOR SERVICES,
INC.

By:       /s/ Mark R. Manley
          ---------------------------
Name:     Mark R. Manley
Title:    Secretary
Date:     10/4/04

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

CLASS R SHARES OF:

Alliance Growth & Income Fund
Alliance Balanced Shares

CLASS A SHARES OF:

Alliance Growth & Income Fund
Alliance Balanced Shares
Alliance Premier Growth Fund
Alliance Worldwide Privatization Fund
Alliance Bond Fund Corporate Bond Portfolio
Alliance Quasar Fund
Alliance Technology Fund

Any other Portfolio agreed to by the parties.

             THIRD AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

                                    Between

                    ALLIANCE GLOBAL INVESTOR SERVICES, INC.,
          ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the   day of   , 2005 between
HARTFORD LIFE INSURANCE COMPANY ("Company"), and ALLIANCE GLOBAL INVESTOR SERVICES, INC., ("AGIS") a Delaware corporation, and ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC., (formerly known as Alliance Fund Distributors, Inc., (the "Underwriter")) a Delaware corporation.

WHEREAS, the parties have entered into a Retail Fund Participation Agreement dated as of July 2, 2001, (the "Agreement"), pursuant to which the Company performs administrative services on behalf of certain mutual fund shares registered under the Investment Company Act of 1940 (the "Funds") that are investment options for certain group variable annuity contracts and group funding arrangements issued by the Company in connection with certain retirement plans intended to meet the qualification requirements of Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended, (the "Plans"); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds.

NOW, THEREFORE, the parties agree as follows:

Schedules A and B shall be replaced by the attached Schedule A and Schedule B.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Eric Wietsma
        ----------------------------------------
Name:   Eric Wietsma
Title:  Vice President
Date:   2/25/05

ALLIANCE GLOBAL INVESTOR SERVICES, INC.

By:     /s/ Mark R. Manley
        ----------------------------------------
Name:   Mark R. Manley
Title:  Secretary
Date:   Feb 1, 2005

ALLIANCEBERNSTEIN INVESTMENT RESEARCH &
MANAGEMENT, INC.

By:     /s/ Mark R. Manley
        ----------------------------------------
Name:   Mark R. Manley
Title:  Secretary
Date:   Feb 1, 2005

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

CLASS R SHARES OF:

AllianceBernstein Growth & Income Fund
AllianceBernstiein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund

Any other Portfolio agreed to by the parties

CLASS A SHARES OF:

AllianceBernstein Growth & Income Fund
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid-Cap Growth Fund

Any other Portfolio agreed to by the parties.

                                   PORTFOLIOS

ADVISOR CLASS SHARES OF:

AllianceBernstein Growth & Income Fund
AllianceBernstiein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid Cap Growth Fund

Any other Portfolio agreed to by the parties

                                   SCHEDULE B

In consideration of the services provided by the Company, AGIS or the Underwriter agrees to pay the Company or its broker-dealer affiliate, if appropriate, an amount equal to the following basis points per annum on the total average aggregate amount invested by the Company's Separate Accounts in each portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

CLASS A SHARES:

                         PORTFOLIO                                   SERVICE FEES                  12B-1 FEES
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund                        25 basis points (0.25)%      25 basis points (0.25)%
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid-Cap Growth Fund

CLASS R SHARES:

                         PORTFOLIO                                   SERVICE FEES                  12B-1 FEES
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund                        25 basis points (0.25)%     50 basis points (0.50)%
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund

ADVISOR CLASS SHARES:

                         PORTFOLIO                                   SERVICE FEES                  12B-1 FEES
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund                        25 basis points (0.25)%                None
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid-Cap Growth Fund

             THIRD AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

                                    Between

                    ALLIANCE GLOBAL INVESTOR SERVICES, INC.,
          ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.,

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 16th day of Dec, 2005 between HARTFORD LIFE INSURANCE COMPANY ("Company"), and ALLIANCE GLOBAL INVESTOR SERVICES, INC., ("AGIS") a Delaware corporation, and ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC., (formerly known as Alliance Fund Distributors, Inc., (the "Underwriter")) a Delaware corporation.

WHEREAS, the parties have entered into a Retail Fund Participation Agreement dated as of July 2, 2001, (the "Agreement"), pursuant to which the Company performs administrative services on behalf of certain mutual fund shares registered under the Investment Company Act of 1940 (the "Funds") that are investment options for certain group variable annuity contracts and group funding arrangements issued by the Company in connection with certain retirement plans intended to meet the qualification requirements of Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended, (the "Plans"); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds.

NOW, THEREFORE, the parties agree as follows:

       1. Schedules A and B shall be replaced by the attached Schedule A and Schedule B.

       2. Schedule C -- Services to be Performed by the Company -- is hereby added to the Agreement.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ James Davey
        ----------------------------------------
Name:   James Davey
Title:  Vice President
Date:

ALLIANCE GLOBAL INVESTOR SERVICES, INC.

By:     /s/ Mark R. Manley
        ----------------------------------------
Name:   Mark R. Manley
Title:  Secretary
Date:   12/16/05

ALLIANCEBERNSTEIN INVESTMENT RESEARCH &
MANAGEMENT, INC.

By:     /s/ Mark R. Manley
        ----------------------------------------
Name:   Mark R. Manley
Title:  Secretary
Date:   12/16/05

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

CLASS R SHARES OF:

AllianceBernstein Growth & Income Fund
AllianceBernstiein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund

Any other Portfolio agreed to by the parties

CLASS A SHARES OF:

AllianceBernstein Growth & Income Fund
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid-Cap Growth Fund

Any other Portfolio agreed to by the parties.

                                   PORTFOLIOS

ADVISOR CLASS SHARES OF:

AllianceBernstein Growth & Income Fund
AllianceBernstiein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid Cap Growth Fund

Any other Portfolio agreed to by the parties

                                   SCHEDULE B

In consideration of the services provided by the Company, AGIS or the Underwriter agrees to pay the Company or its broker-dealer affiliate, if appropriate, an amount equal to the following basis points per annum on the total average aggregate amount invested by the Company's Separate Accounts in each portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

CLASS A SHARES:

                         PORTFOLIO                                   SERVICE FEES                  12B-1 FEES
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund                        25 basis points (0.25)%      25 basis points (0.25)%
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid-Cap Growth Fund

CLASS R SHARES:

                         PORTFOLIO                                   SERVICE FEES                  12B-1 FEES
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund                         25 basis points (0.25)%      50 basis points (0.50)%
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund

ADVISOR CLASS SHARES:

                         PORTFOLIO                                   SERVICE FEES                  12B-1 FEES
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund
AllianceBernstein Balanced Shares
AllianceBernstein Large Cap Growth Fund                        25 basis points (0.25)%                None
AllianceBernstein Worldwide Privatization Fund
AllianceBernstein Bond Fund -- Corporate Bond Portfolio
AllianceBernstein Cap Fund -- Small Cap Growth Portfolio
AllianceBernstein Global Technology Fund
AllianceBernstein Trust -- International Value Fund
AllianceBernstein Trust -- Small/Mid Cap Value Fund
AllianceBernstein Trust -- Value Fund
AllianceBernstein Mid-Cap Growth Fund

                                   SCHEDULE C

                    SERVICES TO BE PERFORMED BY THE COMPANY

Services to be performed include:

       (a)  assist in processing customer purchase and redemption requests;

       (b) answer customer inquiries regarding account status and history;

       (c) assist customers in designating and changing account designations and addresses;

       (d) provide periodic statements showing a customer's account balances;

       (e) furnish statements and confirmations of all purchases and redemption requests as may be required by applicable law;

       (f) process customer purchase and redemption requests for Shares and placing purchase and redemption instructions with the Funds' transfer agent; and

       (g) provide sub-accounting services and maintain accurate sub-accounting records regarding Shares beneficially owned by Customers.

            FOURTH AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

                                    Between

                   ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.,
                      ALLIANCEBERNSTEIN INVESTMENTS, INC.

                                      And

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of May, 20    between
HARTFORD LIFE INSURANCE COMPANY (the "Company"), and ALLIANCEBERNSTEIN INVESTOR SERVICES, INC., (formerly known as Alliance Global Investor Services, Inc., "ABIS") a Delaware Corporation, and ALLIANCEBERNSTEIN INVESTMENTS, INC., (formerly known as AllianceBernstein Investment Research and Management, Inc., the "Underwriter") a Delaware corporation.

WHEREAS, the parties have entered into a Retail Fund Participation Agreement dated as of July 2, 2001, (the "Agreement"), pursuant to which the Company performs administrative services on behalf of certain mutual fund shares registered under the Investment Act of 1940 (the "Funds") that are investment options for certain group funding arrangements issued by the Company in connection with certain retirement plans intended to meet the qualification requirements of Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended, (the "Plans"); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Fund or Funds,

NOW, THEREFORE, the parties agree as follows:

1.   Schedules A and B shall be replaced by the attached Schedule A and Schedule
     B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                                         Date: 8/7/06

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Jason Frain
         -----------------------------
Name:    Jason Frain
Title:   Assistant Vice President

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

By:      /s/ Daniel A. Notto
         -----------------------------
Name:    Daniel A. Notto
Title:   Assistant Secretary
Date:    8/3/06

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:      /s/ Daniel A. Notto
         -----------------------------
Name:    Daniel A. Notto
Title:   Assistant Secretary
Date:    8/3/06

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 157 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Two, Separate Account Eleven

                                   PORTFOLIOS

ALL CLASS A SHARES
ALL CLASS R SHARES
ALL ADVISOR CLASS SHARES

                                   SCHEDULE B

In consideration of the services provided by the Company, ALLIANCEBERNSTEIN INVESTOR SERVICES, INC. AND ALLIANCEBERNSTEIN INVESTMENTS, INC., agrees to pay the Company an amount equal to the following basis points per annum on the total average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

          PORTFOLIO              SERVICE FEES       12B-1 FEES
-----------------------------------------------------------------
ALL CLASS A SHARES                    0.25%             0.25%
ALL CLASS R SHARES                    0.25%             0.50%
ALL ADVISOR CLASS SHARES              0.25%             None

             FIFTH AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT
                                     AMONG
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                      ALLIANCEBERNSTEIN INVESTMENTS, INC.,
                                      AND
                   ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

THIS AMENDMENT dated December 10, 2010 (the "Amendment") to the Retail Fund Participation Agreement dated July 2, 2001, as amended, (the "Agreement") is made and entered into by and among ALLIANCEBERNSTEIN INVESTMENTS, INC, (formerly known as AllianceBernstein Investment Research and Management, Inc.) ("Underwriter"), a Delaware corporation, ALLIANCEBERNSTEIN INVESTOR SERVICES, INC., (formerly known as Alliance Global Investor Services, Inc.) ("ABIS"), a Delaware corporation, and HARTFORD LIFE INSURANCE COMPANY ("Company").

WHEREAS, the parties desire to amend the Agreement to change the compensation in SCHEDULE B;

NOW, THEREFORE, pursuant to Section 10.8 of the Agreement, the parties hereby amend the Agreement as follows:

1. SCHEDULE B is hereby deleted and, in lieu thereof, replaced with the new SCHEDULE B attached hereto.

2. In all other respects, the terms of the Agreement remain in full force and effect.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the first date written above.

                                     HARTFORD LIFE INSURANCE COMPANY

                                     By:      /s/ Richard E. Cady
                                              ------------------------------------
                                     Name:    Richard E. Cady
                                     Title:   Assistant Vice President

                                     ALLIANCEBERNSTEIN INVESTMENTS, INC.

                                     By:      /s/ Daniel A. Notto
                                              ------------------------------------
                                     Name:    Daniel A. Notto
                                     Title:   Assistant Secretary

                                     ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

                                     By:      /s/ Daniel A. Notto
                                              ------------------------------------
                                     Name:    Daniel A. Notto
                                     Title:   Assistant Secretary

                                   SCHEDULE B

In consideration of the services provided by the Company, ABIS or the Underwriter agrees to pay the Company or it broker-dealer affiliate, if appropriate, an amount equal to the following basis points per annum on the total average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Retail Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                  PORTFOLIO                     SERVICE FEES       12B-1 FEES
--------------------------------------------------------------------------------
ALL CLASS A SHARES EXCEPT EXCHANGE RESERVES          0.30%             0.25%
ALL CLASS R SHARES EXCEPT EXCHANGE RESERVES          0.30%             0.50%
ALL CLASS ADVISOR CLASS SHARES EXCEPT
 EXCHANGE RESERVES                                   0.30%             None

The parties understand and agree that Service Fees shall only be payable with respect to defined contribution plans. For the avoidance of doubt, ABIS shall not pay Service Fees with respect to defined benefit plans.

The Company shall calculate the amount of each quarterly payment and shall deliver to ABIS a quarterly statement showing the calculation of the amount of Service Fees payable to the Company for the quarter, along with such other supporting data as may be reasonably requested by ABIS,

                                    3